Exhibit 10.17

PLEDGE AGREEMENT

dated as of January 31, 2007

among

MIDOCEAN SBR ACQUISITION CORP.,

as Borrower prior to the Merger,

SBARRO, INC.,

as Borrower following the Merger,

SBARRO HOLDINGS, LLC,

as Holdings,

THE OTHER LOAN PARTIES FROM TIME TO TIME PARTY HERETO,

and

BANK OF AMERICA, N.A.,

as Collateral Agent

TABLE OF CONTENTSa

		Page
ARTICLE I
DEFINITIONS

Section 1.01	Terms Defined in the Credit Agreement	2
Section 1.02	Terms Defined in the UCC	2
Section 1.03	Additional Definitions	2
Section 1.04	Terms Generally	10

ARTICLE II
THE SECURITY INTERESTS

Section 2.01	Grant of Security Interests	10
Section 2.02	Collateral	10
Section 2.03	Security Interests Absolute	11
Section 2.04	Continuing Liability Under Collateral	13

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Section 3.01	Title to Collateral	14
Section 3.02	Governmental Authority	14
Section 3.03	Collateral	14
Section 3.04	No Consents	15

ARTICLE IV
COVENANTS

Section 4.01	Delivery of Collateral	15
Section 4.02	Reserved	16
Section 4.03	Change of Name, Organizational Structure or Location; Subjection to Other Security Agreements	16
Section 4.04	Further Actions	16
Section 4.05	Disposition of Collateral	17
Section 4.06	Additional Collateral	17
Section 4.07	Information Regarding Collateral	17

[a]	The Table of Contents is not a part of the Pledge Agreement.

-i-

-ii-

Schedules:

Schedule I	-	List of Pledged Shares
Schedule II	-	List of Pledged Notes
Schedule III	-	List of Pledged LLC Interests
Schedule IV	-	List of Pledged Partnership Interests

Exhibits:

Exhibit A	-	Form of Issuer Control Agreement
Exhibit B	-	Form of Securities Account Control Agreement

-iii-

PLEDGE AGREEMENT dated as of January 31, 2007 (as amended, restated, modified or supplemented from time to time, this “Agreement”) among SBARRO HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), SBARRO, INC., a New York corporation (“Sbarro” and, following the Merger, the “Borrower”), the other LOAN PARTIES from time to time party hereto and BANK OF AMERICA, N.A., as collateral agent for the Finance Parties (in such capacity, together with its successors, the “Collateral Agent”).

Holdings and the Borrower propose to enter into a Credit Agreement dated as of January 31, 2007 (as amended, restated, modified, supplemented, restructured or refinanced from time to time, the “Credit Agreement”) among Holdings, MidOcean SBR Acquisition Corp. (“AcquisitionCo”), Sbarro, the banks and other lending institutions from time to time party thereto (each a “Lender” and, collectively, the “Lenders”), Bank of America, N.A., as administrative agent, collateral agent, swing line lender and L/C issuer (together with its successor or successors in each such capacity, the “Administrative Agent”, the “Collateral Agent”, the “Swing Line Lender” and the “L/C Issuer”, respectively), Banc of America Securities LLC and Credit Suisse Securities (USA) LLC, as joint lead arrangers and joint book managers, Credit Suisse, as syndication agent (together with its successor or successors in each such capacity, the “Syndication Agent”) and Nataxis and Bank of Ireland as Co-Documentation Agents (the “Co-Documentation Agents”).

Certain Lenders and their Affiliates acting as Swap Creditors may from time to time provide forward rate agreements, options, swaps, caps, floors and other Swap Agreements to the Loan Parties. In addition, certain Lenders or their Affiliates may provide credit cards, stored value cards or cash or treasury management services to, for the benefit of, or otherwise in respect of, the Borrower and its subsidiaries (including controlled disbursement, intraday credit, Automated Clearing House (ACH) services, foreign exchange services, return items, overdrafts, daylight overdrafts, zero balance arrangements and interstate depository network services). The Lenders or their Affiliates providing such credit cards, stored value cards or treasury and cash management services which the Borrower may from time to time notify the Administrative Agent and the Collateral Agent are intended to constitute Finance Obligations under the Finance Documents. Each L/C Issuer, the Swing Line Lender, each other Lender, the Administrative Agent and the Syndication Agent, the Co-Documentation Agents, the Collateral Agent and their respective successors and assigns, are herein referred to individually as a “Credit Party” and collectively as the “Credit Parties”, and each Credit Party and each Swap Creditor and their respective successors and assigns are herein referred to individually as a “Finance Party” and collectively as the “Finance Parties”.

To induce the Credit Parties to enter into the Credit Agreement and the other Loan Documents referred to therein (collectively with the Credit Agreement, the “Loan Documents”), certain Lenders and their Affiliates to enter into agreements or other instruments to provide the credit cards, stored value cards or treasury and cash management services referred to above which the Borrower may from time to time notify the Administrative Agent and the Collateral Agent are intended to constitute Finance Obligations under the Finance Documents and the Swap Creditors to enter into Swap Agreements permitted under the Credit Agreement (collectively with the Loan Documents, the “Finance Documents”), and as a condition precedent to the obligations of the Credit Parties under the Credit Agreement, Holdings and certain Subsidiaries of Holdings (each a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors”) and, together with Holdings, each other Person that becomes a guarantor and the respective successors and permitted assigns of each of the foregoing, the “Guarantors” and together with the Borrower, each a “Loan Party” and, collectively the “Loan Parties”, have agreed, jointly and severally, to provide a guaranty of all obligations of the Borrower and the other Loan Parties under or in respect of the Finance Documents.

As a further condition precedent to the obligations of the Lenders under the Loan Documents, each Loan Party has agreed or will agree to grant a continuing security interest in favor of the Collateral Agent in and to the Collateral to secure the Finance Obligations. Accordingly, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Terms Defined in the Credit Agreement. Terms defined in the Credit Agreement have the respective meanings set forth therein, unless otherwise defined in this Article I.

Section 1.02 Terms Defined in the UCC. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, the following terms, together with any uncapitalized terms used herein which are defined in the UCC (as defined below), have the respective meanings provided in the UCC: (i) Certificated Security; (ii) Financial Asset; (iii) Investment Property; (iv) Payment Intangibles; (v) Proceeds; (vi) Securities Account; (vii) Securities Intermediary; (viii) Security; (ix) Security Certificate; (x) Uncertificated Security; and (xi) Security Entitlement.

Section 1.03 Additional Definitions. Terms defined in the introductory section hereof have the respective meanings set forth therein. The following additional terms, as used herein, have the following respective meanings:

“Account Control Agreement” means (i) with respect to a Deposit Account, a deposit account control agreement, substantially in the form of Exhibit C to the Security Agreement or otherwise containing reasonably acceptable terms and in form and substance reasonably acceptable to the Collateral Agent (which approval shall be deemed given by execution of such agreement), among one or more Loan Parties, the Collateral Agent and the bank which maintains such Deposit Account and (ii) with respect to a Securities Account, a securities account control agreement, substantially in the form of Exhibit B hereto or otherwise containing reasonably acceptable terms and in form and substance reasonably acceptable to the Collateral Agent (which approval shall be deemed given by execution of such agreement), among one or more Loan Parties, the Collateral Agent and the Securities Intermediary which maintains such Securities Account, in each case as the same may be amended, modified or supplemented from time to time.

“Bankruptcy Code” means title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.

“Bankruptcy Law” means the Bankruptcy Code and all other liquidation, receivership, moratorium, conservatorship, assignment for the benefit of creditors, insolvency or similar federal, state or foreign law for the relief of debtors.

“Cash Management Obligation” shall have the meaning specified in the Credit Agreement.

“Collateral” has the meaning set forth in Section 2.02 of this Agreement.

“Collateral Agent” means Bank of America, N.A., in its capacity as collateral agent for the Finance Parties, and its successor or successors in such capacity.

“Credit Obligations” has the meaning assigned to the term “Senior Credit Obligations” in the Credit Agreement.

“Delivery” and the corresponding term “Delivered” when used with respect to Collateral means:

(i) in the case of Collateral constituting Certificated Securities, transfer thereof to the Collateral Agent or its nominee or custodian by physical delivery to the Collateral Agent or its nominee or custodian, such Collateral to be in suitable form for transfer by delivery, or accompanied by undated stock or note transfer powers duly executed in blank;

(ii) in the case of Collateral constituting Uncertificated Securities, (A) registration thereof on the books and records of the issuer thereof in the name of the Collateral Agent or its nominee or custodian (who may not be a Securities Intermediary) or (B) the execution and delivery by the issuer thereof of an effective agreement, substantially in the form of Exhibit A hereto (each an “Issuer Control Agreement”), pursuant to which such issuer agrees that it will comply with instructions originated by the Collateral Agent or such nominee or custodian without further consent of the registered owner of such Collateral or any other Person; provided that no such Delivery shall be required for Foreign Subsidiaries or Persons who are not Wholly-Owned Subsidiaries;

(iii) in the case of Collateral constituting Security Entitlements or other Financial Assets deposited in or credited to a Securities Account at the option of the applicable Loan Parties, (A) completion of all actions necessary to constitute the Collateral Agent or its nominee or custodian the entitlement holder with respect to each such Security Entitlement or (B) the execution and delivery by the relevant Securities Intermediary of an effective Account Control Agreement pursuant to which such Securities Intermediary agrees to comply with all entitlement orders originated by the Collateral Agent or such nominee or custodian without further consent by the relevant entitlement holder or any other Person;

(iv) in the case of LLC Interests and Partnership Interests which do not constitute Securities, (A) compliance with the provisions of clause (i) above for each such item of Collateral which is represented by a certificate and (B) compliance with the provisions of clause (ii) above for each such item of Collateral which is not evidenced by a certificate;

(v) in the case of Collateral constituting Instruments, transfer thereof to the Collateral Agent or its nominee or custodian by physical delivery to the Collateral Agent or its nominee or custodian indorsed to, or registered in the name of, the Collateral Agent or such nominee or custodian or indorsed in blank;

(vi) in the case of cash, transfer thereof to the Collateral Agent or its nominee or custodian by physical delivery to the Collateral Agent or such nominee or custodian; and

(vii) in each case such additional or alternative procedures as may hereafter become reasonably appropriate to grant control of, or otherwise perfect a security interest in, any Collateral in favor of the Collateral Agent or its nominee or custodian, consistent with changes in applicable Law or regulations or the interpretation thereof.

“Discharge of Senior Finance Obligations” shall have the meaning specified in the Security Agreement.

“Domestic Subsidiary” means with respect to any Person each Subsidiary of such Person that is organized under the laws of the United States, the District of Columbia or any State, and “Domestic Subsidiaries” means any two or more of them.

“Event of Default” means one or more Events of Default, as such term is defined in the Credit Agreement.

“Excluded Contracts” shall have the meaning specified in the Security Agreement.

“Excluded Equipment” shall have the meaning specified in the Security Agreement.

“Exempt Deposit Accounts” shall have the meaning specified in the Security Agreement.

“Finance Document” means (i) each Loan Document, (ii) each Swap Agreement between one or more Loan Parties and a Swap Creditor evidencing Swap Obligations permitted under the Credit Agreement and (iii) each agreement or instrument governing Cash Management Obligations constituting Finance Obligations between any Loan Party and a Lender or one or more of its Affiliates, and “Finance Documents” means all of them, collectively.

“Finance Obligations” means at any date:

(i) all Credit Obligations;

(ii) all Cash Management Obligations owing to a Lender or one or more of its Affiliates which the Borrower has notified the Administrative Agent and the Collateral Agent are intended to constitute “Finance Obligations” under the Finance Documents; and

(iii) all Swap Obligations permitted under the Credit Agreement owed or owing to any Swap Creditor;

in each case whether now or hereafter due, owing or incurred in any manner, whether actual or contingent, whether incurred solely or jointly with any other Person and whether as principal or surety (and including all liabilities in connection with any notes, bills or other instruments accepted by any Finance Party in connection therewith), together in each case with all renewals, modifications, consolidations or extensions thereof.

“Finance Party” has the meaning set forth in the introductory section hereof.

“Foreign Subsidiary” means, with respect to any Person, any Subsidiary of such Person that is not a Domestic Subsidiary of such Person.

“General Intangibles” means all “general intangibles” (as defined in the UCC), including, without limitation, (i) all Payment Intangibles and other obligations and indebtedness owing to any Loan Party in respect of Collateral and (ii) all interests in limited liability companies and/or partnerships which interests do not constitute Securities.

“Insolvency or Liquidation Proceeding” means (i) any voluntary or involuntary case or proceeding under the Bankruptcy Code or any other Bankruptcy Law with respect to any Loan Party, (ii) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Loan Party or with respect to a material portion of their respective assets, (iii) any liquidation, dissolution, reorganization or winding up of any Loan Party whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (iv) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Loan Party.

“Instruments” means:

(i) the promissory notes described on Schedule II hereto, as such Schedule may be amended, supplemented or modified from time to time (the “Pledged Notes”), and all interest, distributions, cash, instruments and other property, income, profits and proceeds from time to time received or receivable or otherwise made upon or distributed in respect of or in exchange for any or all of the Pledged Notes;

(ii) all additional or substitute promissory notes from time to time issued to or otherwise acquired by any Loan Party in any manner in respect of Pledged Notes or otherwise, and all interest, distributions, cash, instruments and other property, income, profits and proceeds from time to time received or receivable or otherwise made upon or distributed in respect of such additional or substitute notes; and

(iii) all promissory notes, bankers’ acceptances, commercial paper, negotiable certificates of deposit and other obligations constituting “instruments” within the meaning of the UCC; and

(iv) to the extent not otherwise included in the foregoing, all cash and non-cash Proceeds thereof.

“LLC Interests” means:

(i) the limited liability company membership interests described on Schedule III hereto, as such Schedule may be amended, supplemented or modified from time to time and all other limited liability company membership interests of any Subsidiary from time to time issued or otherwise acquired by any Loan Party (collectively, the “Pledged LLC Interests”), and all dividends, distributions, cash, instruments and other property, income, profits and proceeds from time to time received or receivable or otherwise made upon or distributed in respect of or in exchange for any or all of the Pledged LLC Interests;

(ii) all additional or substitute limited liability company membership interests from time to time issued to or otherwise acquired by any Loan Party in any manner in respect of Pledged LLC Interests or otherwise, and all dividends, distributions, cash, instruments and other property, income, profits and proceeds from time to time received or receivable or otherwise made upon or distributed in respect of such additional or substitute membership interests;

(iii) all right, title and interest of any Loan Party in each limited liability company to which any Pledged LLC Interest relates, including, without limitation:

(iv) all interests of such Loan Party in the capital of such limited liability company and in all profits, losses and assets, whether tangible or intangible and whether real, personal or mixed, of such limited liability company, and all other distributions to which such Loan Party shall at any time be entitled in respect of such Pledged LLC Interests;

(v) all other payments due or to become due to such Loan Party in respect of Pledged LLC Interests, whether under any limited liability company agreement or operating agreement or otherwise and whether as contractual obligations, damages, insurance proceeds or otherwise;

(vi) all of such Loan Party’s claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at Law or otherwise in respect of such Pledged LLC Interests;

(vii) all present and future claims, if any, of such Loan Party against any such limited liability company for moneys loaned or advanced, for services rendered or otherwise; and

(viii) all of such Loan Party’s rights under any limited liability company agreement or operating agreement or at Law to exercise and enforce every right, power, remedy, authority, option and privilege of such Loan Party relating to such Pledged LLC Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Loan Party in respect of such Pledged LLC Interests and any such limited liability company, to make determinations, to exercise any election (including, without limitation, election of remedies) or option to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or give receipt for any of the foregoing or for any assets of any such limited liability company, to enforce or execute any checks or other instruments or orders, to file any claims and to take any other action in connection with any of the foregoing; and

(ix) to the extent not otherwise included in the foregoing, all cash and non-cash Proceeds thereof.

“Loan Party” means Holdings, the Borrower and each Guarantor, and “Loan Parties” means all of them, collectively.

“Partnership Interests” means:

(i) the partnership interests described on Schedule IV hereto, as such Schedule may be amended, supplemented or modified from time to time and all other partnership interests of any Subsidiary from time to time issued or otherwise acquired by any Loan Party (collectively, the “Pledged Partnership Interests”), and all dividends, distributions, cash, instruments and other property, income, profits and proceeds from time to time received or receivable or otherwise made upon or distributed in respect of or in exchange for any or all of the Pledged Partnership Interests;

(ii) all additional or substitute partnership interests from time to time issued to or otherwise acquired by any Loan Party in any manner in respect of Pledged Partnership Interests or otherwise, and all dividends, distributions, cash, instruments and other property, income, profits and proceeds from time to time received or receivable or otherwise made upon or distributed in respect of such additional or substitute partnership interests;

(iii) all right, title and interest of any Loan Party in each partnership to which any Pledged Partnership Interest relates, including, without limitation:

(A) all interests of such Loan Party in the capital of such partnership and in all profits, losses and assets, whether tangible or intangible and whether real, personal or mixed, of such partnership, and all other distributions to which such Loan Party shall at any time be entitled in respect of such Pledged Partnership Interests;

(B) all other payments due or to become due to such Loan Party in respect of Pledged Partnership Interests, whether under any partnership agreement or otherwise and whether as contractual obligations, damages, insurance proceeds or otherwise;

(C) all of such Loan Party’s claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement, or at Law or otherwise in respect of such Pledged Partnership Interests;

(D) all present and future claims, if any, of such Loan Party against any such partnership for moneys loaned or advanced, for services rendered or otherwise; and

(E) all of such Loan Party’s rights under any partnership agreement or at Law to exercise and enforce every right, power, remedy, authority, option and privilege of such Loan Party relating to such Pledged Partnership Interests, including any power to terminate, cancel or modify any partnership agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Loan Party in respect of such Pledged Partnership Interests and any such partnership, to make determinations, to exercise any election (including, without limitation, election of remedies) or option to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or give receipt for any of the foregoing or for any assets of any such partnership, to enforce or execute any checks or other instruments or orders, to file any claims and to take any other action in connection with any of the foregoing; and

(iv) to the extent not otherwise included in the foregoing, all cash and non-cash Proceeds thereof.

“Perfection Certificate” means with respect to each Loan Party a certificate, substantially in the form of Exhibit G-3 to the Credit Agreement, completed and supplemented with the schedules and attachments contemplated thereby to the reasonable satisfaction of the Collateral Agent.

“Permitted Lien” means any Lien referred to in, and permitted by, Section 7.02 of the Credit Agreement.

“Pledged LLC Interests” has the meaning set forth in clause (i) of the definition of “LLC Interests”.

“Pledged Notes” has the meaning set forth in clause (i) of the definition of “Instruments”.

“Pledged Partnership Interests” has the meaning set forth in clause (i) of the definition of “Partnership Interests”.

“Pledged Shares” has the meaning set forth in clause (i) of the definition of “Stock”.

“Requisite Priority Lien” means a valid and perfected first priority security interest in favor of the Collateral Agent for the benefit of the Finance Parties and securing the Finance Obligations.

“Security Agreement” means the Security Agreement dated as of the date hereof among Holdings, AcquisitionCo, Sbarro, the Subsidiary Guarantors from time to time party thereto and the Collateral Agent, as the same may be amended, modified or supplemented from time to time.

“Security Interest” means the security interest granted pursuant to Section 2.01 hereof in favor of the Collateral Agent for the benefit of the Finance Parties securing the Finance Obligations.

“Stock” means:

(i) the shares of capital stock and other Securities described on Schedule I hereto, as such Schedule may be amended, supplemented or modified from time to time and all other capital stock and securities of any Subsidiary from time to time issued or otherwise acquired by any Loan Party (collectively, the “Pledged Shares”), and all dividends, interest, distributions, cash, instruments and other property, income, profits and proceeds from time to time received, receivable or otherwise made upon or distributed in respect of or in exchange for any or all of the Pledged Shares; and

(ii) all additional or substitute shares of capital stock or other equity interests of any class of any issuer from time to time issued to or otherwise acquired by any Loan Party in any manner in respect of Pledged Shares or otherwise, the certificates representing such additional or substitute shares, and all dividends, interest, distributions, cash, instruments and other property, income, profits and proceeds from time to time received, receivable or otherwise made upon or distributed in respect of or in exchange for any or all of such additional or substitute shares; and

(iii) to the extent not otherwise included in the foregoing, all cash and non-cash proceeds thereof.

“Supporting Obligation” means a Letter-of-Credit Right, Guaranty Obligation or other secondary obligation supporting or any Lien securing the payment or performance of one or more Receivables, General Intangibles, Documents or Investment Property.

“Swap Agreement” shall have the meaning specified in the Credit Agreement.

“Swap Creditor” shall have the meaning specified in the Credit Agreement.

“Swap Obligations” shall have the meaning specified in the Credit Agreement.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that if by reason of mandatory provisions of Law, the perfection, the effect of perfection or non-perfection or the priority of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

Section 1.04 Terms Generally. The definitions in Sections 1.02 and 1.03 shall apply equally to both the singular and plural forms of the terms defined, except for terms defined in both the singular and the plural form. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Unless otherwise expressly provided herein, the word “day” means a calendar day.

ARTICLE II

THE SECURITY INTERESTS

Section 2.01 Grant of Security Interests. To secure the due and punctual payment of the Finance Obligations, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due, in accordance with the terms thereof and to secure the performance of all of the obligations of each Loan Party hereunder and under the other Finance Documents in respect of the Finance Obligations, each Loan Party hereby grants to the Collateral Agent for the benefit of the Finance Parties a security interest in, and each Loan Party hereby pledges and collaterally assigns to the Collateral Agent for the benefit of the Finance Parties, all of such Loan Party’s right, title and interest in, to and under the Collateral.

Section 2.02 Collateral.

(a) All right, title and interest of each Loan Party in, to and under the following property, whether now owned or existing or hereafter created or acquired by a Loan Party, whether tangible or intangible, and regardless of where located, are herein collectively referred to as the “Collateral”:

(i) Stock;

(ii) Instruments;

(iii) LLC Interests;

(iv) Partnership Interests;

(v) Investment Property;

(vi) Financial Assets;

(vii) all General Intangibles; and

(viii) to the extent not otherwise included, all Proceeds of all or any of the Collateral described in clauses (i) through (vii) hereof;

provided, however, that the Collateral shall not include (w) cash or other distributions in respect of federal, state and/or local income taxes payable by any Loan Party or any direct or indirect equity holder of any Loan Party in respect of the income and profits of any limited liability company, partnership or other entity which is not a corporation for United States federal income tax purposes; (x) shares of capital stock or other equity interests of Subsidiaries of a Foreign Subsidiary or capital stock or other equity interests in excess of 65% of all classes of capital stock or other equity interests issued by a first tier Foreign Subsidiary of any Loan Party and (y) any property excluded from the “Collateral” under and as that term is defined in the Security Agreement.

(b) Notwithstanding anything herein to the contrary, the foregoing Section 2.02(a) shall not require the creation or perfection of pledges of or security interests in particular assets if and for so long as, in the reasonable judgment of the Administrative Agent (confirmed in writing by notice to the Borrower), the cost or effort of creating or perfecting such pledges or security interests in such assets shall be excessive in view of the benefits to be obtained by the Finance Parties therefrom. The Administrative Agent may grant extensions of time for the perfection of security interests in particular assets (including extensions beyond the Closing Date for the perfection of security interests in the assets of any Loan Party on such date) where it reasonably determines, in consultation with the Borrower, that perfection cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the other Loan Documents.

Section 2.03 Security Interests Absolute. All rights of the Collateral Agent, all security interests hereunder and all obligations of each Loan Party hereunder are unconditional and absolute and independent and separate from any other security for or guaranty of the Finance Obligations, whether executed by such Loan Party, any other Loan Party or any other Person. Without limiting the generality of the foregoing, the obligations of each Loan Party hereunder shall not be released, discharged or otherwise affected or impaired by:

(i) any extension, renewal, settlement, compromise, acceleration, waiver or release in respect of any obligation of any other Loan Party under any Finance Document or any other agreement or instrument evidencing or securing any Finance Obligation, by operation of Law or otherwise;

(ii) any change in the manner, place, time or terms of payment of any Finance Obligation or any other amendment, supplement or modification to any Finance Document or any other agreement or instrument evidencing or securing any Finance Obligation;

(iii) any release, non-perfection or invalidity of any direct or indirect security for any Finance Obligation, any sale, exchange, surrender, realization upon, offset against or other action in respect of any direct or indirect security for any Finance Obligation or any release of any other obligor or Loan Parties in respect of any Finance Obligation;

(iv) any change in the existence, structure or ownership of any Loan Party, or any insolvency, bankruptcy, reorganization, arrangement, readjustment, composition, liquidation or other similar proceeding affecting any Loan Party or its assets or any resulting disallowance, release or discharge of all or any portion of any Finance Obligation;

(v) the existence of any claim, set-off or other right which any Loan Party may have at any time against the Borrower, any other Loan Party, any Agent, any other Finance Party, or any other Person, whether in connection herewith or any unrelated transaction; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(vi) any invalidity or unenforceability relating to or against the Borrower or any other Loan Party for any reason of any Finance Document or any other agreement or instrument evidencing or securing any Finance Obligation or any provision of applicable Law or regulation purporting to prohibit the payment by the Borrower or any other Loan Party of any Finance Obligation;

(vii) any failure by any Finance Party: (A) to file or enforce a claim against any Loan Party or its estate in an Insolvency or Liquidation Proceeding; (B) to give notice of the existence, creation or incurrence by any Loan Party of any new or additional indebtedness or obligation under or with respect to the Finance Obligations; (C) to commence any action against any Loan Party; (D) to disclose to any Loan Party any facts which such Finance Party may now or hereafter know with regard to any Loan Party; or (E) to proceed with due diligence in the collection, protection or realization upon any collateral securing the Finance Obligations;

(viii) any direction as to application of payment by the Borrower, any other Loan Party or any other Person;

(ix) any subordination by any Finance Party of the payment of any Finance Obligation to the payment of any other liability (whether matured or unmatured) of any Loan Party to its creditors;

(x) any act or failure to act by the Collateral Agent or any other Finance Party under this Agreement or otherwise which may deprive any Loan Party of any right to subrogation, contribution or reimbursement against any other Loan Party or any right to recover full indemnity for any payments made by such Loan Party in respect of the Finance Obligations; or

(xi) any other act or omission to act or delay of any kind by any Loan Party or any Finance Party or any other Person or any other circumstance whatsoever which might, but for the provisions of this clause, constitute a legal or equitable discharge of any Loan Party’s obligations hereunder, except that a Loan Party may assert the defense of final payment in full of the Finance Obligations.

Each Loan Party has irrevocably and unconditionally delivered this Agreement to the Collateral Agent, for the benefit of the Finance Parties, and the failure by any other Person to sign this Agreement or a security agreement similar to this Agreement or otherwise shall not discharge the obligations of any Loan Party hereunder.

This Agreement shall remain fully enforceable against each Loan Party irrespective of any defenses that any other Loan Party may have or assert in respect of the Finance Obligations, including, without limitation, failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, except that a Loan Party may assert the defense of final payment in full of the Finance Obligations.

Section 2.04 Continuing Liability Under Collateral. Notwithstanding anything herein to the contrary, (i) nothing contained herein shall affect the liability of each Loan Party to observe and perform all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any Finance Party, (ii) nothing contained herein shall affect the liability of each Loan Party under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof (except following any change in owner or control of any Loan Party resulting from the exercise by the Collateral Agent or any other Finance Party of their rights hereunder) and neither the Collateral Agent nor any Finance Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Agent nor any Finance Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, and (iii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Loan Party from any of its duties or obligations under the contracts and agreements included in the Collateral.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each Loan Party represents and warrants that:

Section 3.01 Title to Collateral. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests, Permitted Liens and Liens securing indebtedness to be repaid with the proceeds of the initial Loans under the Credit Agreement and in respect of which the Administrative Agent has received pay-off letters and instruments appropriate under local Law to effect the termination of such Liens, no authorized financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession or control of any Person asserting any claim thereto or security interest therein, except that the Collateral Agent (on behalf of itself and the Finance Parties) or its designees may have possession and/or control of the Collateral as contemplated hereby and by the other Loan Documents.

Section 3.02 Governmental Authority. Except as set forth on Schedule 4.01 of the Security Agreement, on and as of the date hereof no registration, recordation or filing with any Governmental Authority is required in connection with the execution or delivery of this Agreement, or necessary for the validity or enforceability hereof or for the perfection of the Security Interest.

Section 3.03 Collateral.

(a) Schedules I, II, III and IV hereto (as such schedules may be amended, supplemented or modified from time to time) set forth (i) the name and jurisdiction of organization of, and the ownership interest (including percentage owned and number of shares, units or other equity interests) of such Loan Party in the Shares, LLC Interests and Partnership Interests issued by each of such Loan Party’s direct Subsidiaries which are required to be included in the Collateral and pledged hereunder, (ii) all other Shares, LLC Interests and Partnership Interests directly owned by such Loan Party that are required to be included in the Collateral and pledged hereunder and (iii) the issuer, date of issuance and amount of all promissory notes having a face value in excess of $1,000,000 directly owned or held by such Loan Party that are required to be included in the Collateral and pledged hereunder. Except as set forth on Schedules I, II, III and IV, such Loan Party holds all such Collateral directly (i.e., not through a Subsidiary, Securities Intermediary or any other Person).

(b) Except as set forth on Schedules I, II, III and IV hereto, all Collateral consisting of Pledged Shares, Pledged LLC Interests and Pledged Partnership Interests has been duly authorized and validly issued, is fully paid and with respect to capital stock of a corporation, non-assessable and is subject to no options to purchase or similar rights of any Person. Except as set forth on Schedules I, III and IV hereto, with respect to Pledged Shares, Pledged LLC Interests and Pledged Partnership Interests issued by each of such Loan Party’s direct Subsidiary which are required to be included in the Collateral (i) such Collateral constitutes 100% of the issued and outstanding shares of capital stock or other equity interests of the respective issuers thereof, (ii) no issuer of such Collateral has outstanding any security convertible into or exchangeable for any shares of its capital stock or other equity interests or any warrant, option, convertible security, instrument or other interest entitling the holder thereof to acquire any such shares or any security convertible into or exchangeable for such shares, (iii) there are no voting trusts, stockholder agreements, proxies or other agreements in effect with respect to the voting or transfer of such shares of its capital stock and (iv) there are no Liens or agreements, arrangements or obligations to create or give any Lien relating to any such shares of capital stock except for Permitted Liens. Except as permitted under the Credit Agreement, no Loan Party is now and or will become a party to or otherwise bound by any agreement, other than this Agreement or the Loan Documents, which materially restricts in any adverse manner the rights of the Collateral Agent or any other present or future holder of any Collateral with respect thereto.

Section 3.04 No Consents. No consent (other than consents previously obtained) of any other Person (including, without limitation, any stockholder or creditor of such Loan Party or any of its Subsidiaries) and no order, material consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any Governmental Authority is required to be obtained by such Loan Party in connection with the execution, delivery or performance of this Agreement, or in connection with the rights and remedies of the Collateral Agent pursuant to this Agreement, except in connection with the disposition of the Collateral by Laws affecting the offering and sale of securities generally.

ARTICLE IV

COVENANTS

Each Loan Party covenants and agrees that until the Discharge of Senior Finance Obligations (other than contingent indemnification obligations), such Loan Party will comply with the following:

Section 4.01 Delivery of Collateral. All Collateral shall be Delivered to and held by or on behalf of the Collateral Agent pursuant hereto; provided, that with respect to Collateral which are Uncertificated Securities, such Loan Party shall use commercially reasonable efforts to cause the issuer of such Uncertificated Securities to take such actions necessary for such Loan Party to Deliver such Uncertificated Securities (and it is agreed to that no such Delivery shall be required for such Uncertificated Securities having a value of less than $1,000,000; provided further, that so long as no Event of Default shall have occurred and be continuing and notice is received by the Loan Party from the Collateral Agent stating otherwise, and except as required by the Security Agreement or any other Loan Document, each Loan Party may retain any Collateral (unless otherwise provided in Section 2.05 of the Security Agreement) (i) consisting of checks, drafts and other Instruments (other than Pledged Notes and any additional or substitute promissory notes issued to or otherwise acquired by such Loan Party in respect of Pledged Notes) received by it in the ordinary course of business or (ii) which it is otherwise entitled to receive and retain pursuant to Section 5.01 hereof, and the Collateral Agent shall, promptly upon request of any Loan Party, make appropriate arrangements for making any Collateral consisting of an Instrument or a Certificated Security pledged by such Loan Party available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Collateral Agent, against trust receipt or like document). All Collateral Delivered hereunder shall be accompanied by any required transfer tax stamps. The Collateral Agent shall have the right at any time upon the occurrence and during the continuance of an Event of Default, and upon notice to the Borrower, to cause any or all of the Collateral to be transferred of record into the name of the Collateral Agent or its nominee. Each Loan Party will promptly give the Collateral Agent copies of any material notices or other material communications received by it with respect to Collateral registered in the name of such Loan Party, and the Collateral Agent will promptly give the Borrower and each Loan Party copies of any material notices and material communications received by the Collateral Agent with respect to Collateral registered in the name of the Collateral Agent or its nominee or custodian.

Section 4.02 Reserved.

Section 4.03 Change of Name, Organizational Structure or Location; Subjection to Other Security Agreements. Such Loan Party will not change the location of any Collateral or its name, organizational structure or location (determined as provided in Section 9-307 of the UCC) in any manner, in each case unless it shall have given the Collateral Agent not less than ten (10) days’ prior notice thereof; provided, if notice is given less than ten (10) days prior thereto, it shall not be a breach hereof as long as the attachment and priority of the Security Interest granted hereby are not adversely affected solely as a result of such later notice. Such Loan Party shall not in any event change the location of any Collateral or its name, organizational structure or location (determined as provided in Section 9-307 of the UCC), or become bound, as provided in Section 9-203(d) of the UCC, by a security agreement entered into by another Person (except in connection with any Permitted Lien or otherwise permitted under the Credit Agreement), if such change would cause the Security Interest in any Collateral to lapse or cease to be perfected unless such Loan Party has taken on or before the date of lapse all actions necessary to ensure that the Security Interest in the Collateral does not lapse or cease to be perfected.

Section 4.04 Further Actions. Such Loan Party will, from time to time at its expense and in such manner and form as the Collateral Agent may reasonably request, execute, deliver, file and record or authorize the recording of any financing statement, specific assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings of financing or continuation statements under the Uniform Commercial Code) that from time to time may be necessary in order to create, preserve, perfect or maintain the Security Interest or to enable the Collateral Agent and the Finance Parties to exercise and enforce any of its rights, powers and remedies created hereunder or under applicable Law with respect to any of the Collateral. Such Loan Party shall maintain the Security Interest as a Requisite Priority Lien (subject to Permitted Liens having priority by operation of Law over the Collateral Agent’s Lien) and shall defend such security interests and such priority against the claims and demands of all Persons to the extent materially adverse to such Loan Party’s ownership rights or otherwise inconsistent with this Agreement or the other Loan Documents. To the extent permitted by applicable Law, such Loan Party hereby authorizes the Collateral Agent to execute and file, in the name of such Loan Party or otherwise and without separate authorization or authentication of such Loan Party appearing thereon, such Uniform Commercial Code financing statements or continuation statements as the Collateral Agent in its sole discretion may deem necessary or reasonably appropriate to further perfect or maintain the perfection of the Security Interest. Such Loan Party agrees that, except to the extent that any filing office requires otherwise, a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Loan Parties shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements concerning the Collateral.

Section 4.05 Disposition of Collateral. Such Loan Party will not sell, exchange, assign or otherwise dispose of, or grant any option with respect to, any Collateral or create or suffer to exist any Lien (other than the Security Interest and other Permitted Liens) on any Collateral except as permitted under the Credit Agreement, whereupon, in the case of any such sale, exchange, assignment, disposition or grant, the Security Interest created hereby in such Collateral (but not in any Proceeds arising from such sale, exchange, assessment, disposition or grant) shall automatically terminate and cease immediately without any further action on the part of the Collateral Agent.

Section 4.06 Additional Collateral. Such Loan Party will cause each issuer of the Collateral that is a Subsidiary of such Loan Party not to issue any stock, other securities, limited liability company membership interests, partnership interests, promissory notes or other instruments in addition to or in substitution for the Pledged Shares, Pledged LLC Interests, Pledged Partnership Interests and Pledged Notes issued by such issuer (in each case, to the extent that any of such items constitute Collateral), except as permitted under the Credit Agreement or except to such Loan Party or pursuant to a Qualifying IPO or ratably to all then existing holders of Equity Interests of such issuer and, in the event that any issuer of Collateral at any time issues any additional or substitute stock, other securities, limited liability company membership interests, partnership interests, promissory notes or other instruments to such Loan Party, such Loan Party will promptly Deliver all such items (in each case, to the extent that such items constitute Collateral) to the Collateral Agent to hold as Collateral hereunder and will within 30 days thereafter deliver to the Collateral Agent such supplements to Schedules I through IV hereto as are necessary to cause such Schedules to be complete and accurate at such time. The delivery of such items of Collateral and the associated supplements to the applicable Schedules shall be conclusive evidence of such Loan Parties pledge of such Collateral hereunder.

Section 4.07 Information Regarding Collateral. Such Loan Party will, promptly, upon request, provide to the Collateral Agent all information and evidence it may reasonably request concerning the Collateral to enable the Collateral Agent to enforce the provisions of this Agreement.

ARTICLE V

DISTRIBUTIONS ON COLLATERAL; VOTING

Section 5.01 Right to Receive Distributions on Collateral; Voting.

(a) Unless and until (x) an Event of Default shall have occurred and be continuing and (y) written notice thereof shall have been given by the Collateral Agent to the relevant Loan Party (provided, that if an Event of Default specified in Section 8.01(f) of the Credit Agreement shall occur, no such notice shall be required):

(i) Each Loan Party shall be entitled to exercise any and all voting, management, administration and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement and the other Loan Documents in accordance with the exercise of its business discretion; and

(ii) Each Loan Party shall be entitled to receive and retain any and all dividends, interest, distributions, cash, instruments and other payments and distributions made upon or in respect of the Collateral.

(b) Upon the occurrence and during the continuance of an Event of Default under Section 8.01(f) of the Credit Agreement or any other Event of Default in respect of which the Collateral Agent has given the Loan Parties notice as required by Section 5.01(a) and notice to such Loan Party hereof:

(i) All rights of each Loan Party to receive the dividends, interest, distributions, cash, instruments and other payments and distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.01(a)(ii) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to receive and hold as Collateral such dividends, interest, distributions, cash, instruments and other payments and distributions; provided that all cash dividends and other cash distributions in respect of federal, state and/or local income taxes payable by any Loan Party or any direct or indirect equity holder of any Loan Party in respect of income and profits of any limited liability company, partnership or other entity which is not a corporation for United States federal income tax purposes shall be paid to the respective Loan Party free and clear of any Liens created hereby regardless of whether an Event of Default shall have occurred and be continuing.

(ii) All dividends, interest, distributions, cash, instruments and other payments and distributions which are received by any Loan Party contrary to the provisions of paragraph (i) of this Section 5.01(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Loan Party and shall be forthwith Delivered, in the same form as so received to the Collateral Agent or its nominee or custodian to hold as Collateral.

(iii) All rights of such Loan Party to exercise the voting, management, administration and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 5.01(a)(i) shall cease, all such rights shall thereupon become vested in the Collateral Agent, who shall thereupon have the sole right to exercise such voting and other consensual rights, and such Loan Party shall take all actions reasonably necessary to effect such right of the Collateral Agent.

(iv) The Collateral Agent shall, upon receiving a written request from any Loan Party accompanied by a certificate signed by an authorized officer of such Loan Party stating that no Event of Default has occurred and is continuing, execute and deliver

(or cause to be executed and delivered) to such Loan Party or as specified in such request all proxies, powers of attorney, consents, ratifications and waivers and other instruments as such Loan Party may reasonably request for the purpose of enabling such Loan Party to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (a)(i) above and to receive the dividends, interest, distributions, cash, instruments or other payments or distributions which it is authorized to receive and retain pursuant to paragraph (a)(ii) above in respect of any of the Collateral, if any, which is registered in the name of the Collateral Agent or its nominee.

ARTICLE VI

GENERAL AUTHORITY; REMEDIES

Section 6.01 General Authority. Until the Discharge of Senior Finance Obligations (other than contingent indemnification obligations) or in respect of any Loan Party that ceases to be a Guarantor, as permitted under the Credit Agreement, until the time such Loan Party is released and the Security Interests granted hereby are terminated, each Loan Party hereby irrevocably appoints the Collateral Agent and any officer or agent thereof as its true and lawful attorney-in-fact, with full power of substitution, in the name of such Loan Party, the Finance Parties or otherwise, for the sole use and benefit of the Collateral Agent and the Finance Parties, but at such Loan Party’s expense, to the extent permitted by Law, to exercise at any time and from time to time while an Event of Default has occurred and is continuing all or any of the following powers with respect to all or any of the Collateral upon one Business Day’s notice to Pledgors:

(i) to take any and all reasonably appropriate action and to execute any and all documents and instruments which may be necessary to carry out the terms of this Agreement;

(ii) to receive, take, indorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable Instruments taken or received by such Loan Party as, or in connection with, the Collateral;

(iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and to otherwise demand, sue for, collect, receive and give acquittance for any and all monies due or to become due on or by virtue of any Collateral;

(iv) to commence, settle, compromise, compound, prosecute, defend or adjust any claim, suit, action or proceeding with respect to, or in connection with, the Collateral;

(v) to sell, transfer, assign or otherwise deal in or with the Collateral or the Proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof;

(vi) to extend the time of payment of any or all of the Collateral and to make any allowance and other adjustments with respect thereto;

(vii) Subject to the giving of notice to the relevant Loan Party in accordance with Section 5.01(a) hereof, to vote all or any part of the Pledged Shares, Pledged LLC Interests, Pledged Partnership Interests and/or Pledged Notes (whether or not transferred into the name of the Collateral Agent or its nominee) and give all consents, waivers and ratifications in respect of the Collateral; and

(viii) to do, at its option, but at the expense of the Loan Parties, at any time or from time to time, all acts and things which the Collateral Agent deems reasonably necessary to protect or preserve the Collateral and to realize upon the Collateral.

Section 6.02 Authority of Collateral Agent. Each Loan Party acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by it or the exercise or nonexercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as among the Collateral Agent and the other Finance Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent, on the one hand, and the Loan Parties on the other, the Collateral Agent shall be conclusively presumed to be acting as agent for the other Finance Parties it represents as collateral agent with full and valid authority so to act or refrain from acting, and no Loan Party shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

Section 6.03 Remedies upon Event of Default.

(a) If any Event of Default has occurred and is continuing, the Collateral Agent, upon being instructed to do so by the Required Lenders, may, in addition to all other rights and remedies granted to it in this Agreement and in any other agreement securing, evidencing or relating to the Finance Obligations (including, without limitation, the right to give instructions or a notice of sole control to an issuer subject to an Issuer Control Agreement): (i) exercise on behalf of the Finance Parties all rights and remedies of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, (ii) without demand of performance or other demand or notice of any kind (except as herein provided or as may be required by mandatory provisions of Law) to or upon any Loan Party or any other Person (all of which demands and/or notices are hereby waived by each Loan Party), (A) apply all cash, if any, then held by it as Collateral as specified in Section 6.08 and (B) if there shall be no such cash, Liquid Investments or other amounts or if such cash, Liquid Investments and other amounts shall be insufficient to pay all the Finance Obligations in full or cannot be so applied for any reason or if the Collateral Agent determines to do so, collect, receive, appropriate and realize upon the Collateral and/or sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral (or contract to do so) or any part thereof at public or private sale, at any office of the Collateral Agent or elsewhere in such manner as is commercially reasonable and as the Collateral Agent may deem best, for cash, on credit or for future delivery, without assumption of any credit risk and at such price or prices as the Collateral Agent may deem reasonably satisfactory.

(b) If any Event of Default has occurred and is continuing, the Collateral Agent shall give each Loan Party not less than 10 days’ prior notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market. Any such notice shall (i) in the case of a public sale, state the time and place fixed for such sale, (ii) in the case of a private sale, state the day after which such sale may be consummated, (iii) contain the information specified in Section 9-613 of the UCC, (iv) be authenticated and (v) be sent to the parties required to be notified pursuant to Section 9-611(c) of the UCC; provided that, if the Collateral Agent fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of Law under the UCC. The Collateral Agent and each Loan Party agree that such notice constitutes reasonable notification within the meaning of Section 9-611 of the UCC. Except as otherwise provided herein, each Loan Party hereby waives, to the extent permitted by applicable Law, notice and judicial hearing in connection with the Collateral Agent’s taking possession or disposition of any of the Collateral.

(c) The Collateral Agent or any Finance Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). Each Loan Party will execute and deliver such documents and take such other action reasonably necessary in order that any such sale may be made in compliance with Law. Upon any such sale, the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale, the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned without further notice. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice.

(d) Notwithstanding anything to the contrary in this Agreement, the exercise of remedies under this Agreement by the Collateral Agent upon the occurrence and during an Event of Default shall be subject to Section 8.02(e) of the Credit Agreement.

Section 6.04 Securities Act. Each Loan Party expressly agrees that the Collateral Agent is authorized, in connection with any sale of any Collateral to the extent permitted under applicable Securities Laws, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Collateral to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Collateral, (ii) to cause to be placed on certificates for any or all of the Collateral or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provision of said Act and (iii) to impose such other limitations or conditions in connection with any such sale as the Collateral Agent deems necessary or advisable in order to comply with said Act or any other Law. Each Loan Party acknowledges and agrees that such limitations may result in prices and other terms less favorable to the seller than if such limitations were not imposed, and, notwithstanding such limitations, agrees that any such sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private, it being the agreement of the Loan Parties and the Collateral Agent that the provisions of this Section 6.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells the Collateral. The Collateral Agent shall not be under any obligation to delay a sale of any Collateral for a period of time necessary to permit the issuer of any securities contained therein to register such securities under the federal securities laws, or under applicable state securities laws, even if the issuer would agree to do so. Furthermore, each Loan Party acknowledges that it is aware that Section 9-610 of the UCC provides that the Collateral Agent or a Finance Party may purchase Collateral if it is sold at a public sale.

Section 6.05 Other Rights of the Collateral Agent.

(a) If any Event of Default has occurred and is continuing, subject to Section 8.02(e) of the Credit Agreement, the Collateral Agent, instead of exercising the power of sale conferred upon it pursuant to this Section 6.05, may proceed by a suit or suits at Law or in equity to foreclose the Security Interest and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction, and may in addition institute and maintain such suits and proceedings as the Collateral Agent may deem appropriate to protect and enforce the rights vested in it by this Agreement.

(b) If any Event of Default has occurred and is continuing, subject to Section 8.02(e) of the Credit Agreement, the Collateral Agent shall, to the extent permitted by applicable Law, without notice to any Loan Party or any party claiming through any Loan Party, without regard to the solvency or insolvency at such time of any Person then liable for the payment of any of the Finance Obligations, without regard to the then value of the Collateral and without requiring any bond from any complainant in such proceedings, be entitled as a matter of right to the appointment of a receiver or receivers (who may be the Collateral Agent) of the Collateral or any part thereof, and of the profits, revenues and other income thereof, pending such proceedings, with such powers as the court making such appointment shall confer, and to the entry of an order directing that the profits, revenues and other income of the property constituting the whole or any part of the Collateral be segregated, sequestered and impounded for the benefit of the Collateral Agent and the Finance Parties, and each Loan Party irrevocably consents to the appointment of such receiver or receivers and to the entry of such order.

Section 6.06 Limitation on Duty of the Collateral Agent in Respect of Collateral. Beyond the exercise of reasonable care in the custody thereof, none of the Collateral Agent or any Finance Party shall have any duty to exercise any rights or take any steps to preserve the rights of any Loan Party in the Collateral in its or their possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, nor shall the Collateral Agent or any Finance Party be liable to any Loan Party or any other Person for failure to meet any obligation imposed by Section 9-207 of the UCC or any successor provision. Each Loan Party agrees to the extent it may lawfully do so that the Collateral Agent shall not at any time be required to, nor shall the Collateral Agent be liable to any Loan Party for any failure to, account separately to any Loan Party for amounts received or applied by the Collateral Agent from time to time in respect of the Collateral pursuant to the terms of this Agreement. Without limiting the foregoing, the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, and (i) shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Collateral Agent in good faith absent gross negligence or willful misconduct and (ii) shall not have any duty or responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters.

Section 6.07 Waiver and Estoppel.

(a) Each Loan Party agrees, to the extent it may lawfully do so, that it will not at any time in any manner whatsoever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, moratorium, turnover or redemption Law, or any Law permitting it to direct the order in which the Collateral shall be sold, now or at any time hereafter in force which may delay, prevent or otherwise affect the performance or enforcement of this Agreement, and each Loan Party hereby waives all benefit or advantage of all such Laws to the extent permitted by Law. Each Loan Party covenants that it will not hinder, delay or impede the execution of any power granted to the Collateral Agent, the Administrative Agent or any other Finance Party in any Finance Document.

(b) Each Loan Party, to the extent it may lawfully do so, on behalf of itself and all who claim through or under it, including without limitation any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted herein or pursuant to judicial proceedings or under any foreclosure or any enforcement of this Agreement, and consents and agrees that all of the Collateral may at any such sale be offered and sold as an entirety.

(c) Each Loan Party waives, to the extent permitted by Law, presentment, demand, protest and any notice of any kind (except the notices expressly required hereunder or in the other Finance Documents) in connection with this Agreement and any action taken by the Collateral Agent with respect to the Collateral.

Section 6.08 Application of Proceeds.

(a) Priority of Distributions. The proceeds of any sale by the Collateral Agent of, or other realization upon, all or any part of the Collateral (including any proceeds received and held pursuant to Section 5.01) and any cash held hereunder by the Collateral Agent or any nominee or custodian thereof shall be paid over to the Administrative Agent for application as provided in the Credit Agreement, subject in all cases to the priorities set forth in Section 8.03 of the Credit Agreement. The Collateral Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

(b) Reliance by the Collateral Agent. For purposes of applying payments received in accordance with this Section 6.08, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreement and (ii) the authorized representative (the “Representative”) for the Swap Creditors for a determination (which the Administrative Agent, each Representative for any Swap Creditor and the Finance Parties agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Credit Obligations and Swap Obligations owed to the Finance Parties, and shall have no liability to any Loan Party or any other Finance Party for actions taken in reliance on such information except in the case of its gross negligence, bad faith or willful misconduct. Unless it has actual knowledge (including by way of written notice from a Swap Creditor) to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Swap Agreements are in existence. All distributions made by the Collateral Agent pursuant to this Section shall be presumptively correct (except in the event of manifest error, gross negligence or willful misconduct), and the Collateral Agent shall have no duty to inquire as to the application by the Finance Parties of any amounts distributed to them.

(c) Deficiencies. It is understood that the Loan Parties shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the amount of the Finance Obligations.

ARTICLE VII

THE COLLATERAL AGENT

Section 7.01 Concerning the Collateral Agent. The provisions of Article IX of the Credit Agreement shall inure to the benefit of the Collateral Agent in respect of this Agreement and shall be binding upon all Loan Parties and all Finance Parties and upon the parties hereto in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Collateral Agent therein set forth:

(i) The Collateral Agent is authorized to take all such actions as are provided to be taken by it as Collateral Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral), the Collateral Agent shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions or provisions, in accordance with its discretion.

(ii) The Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interest created hereunder in any of the Collateral, whether impaired by operation of Law or by reason of any action or omission to act on its part hereunder unless such action or omission constitutes gross negligence or willful misconduct. The Collateral Agent shall not have a duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by any Loan Party.

Section 7.02 Appointment of Co-Collateral Agent. At any time or times, in order to comply with any legal requirement in any jurisdiction or otherwise, the Collateral Agent may in consultation with the Borrower and, unless an Event of Default shall have occurred and be continuing with the consent of the Borrower (not to be unreasonably withheld or delayed), appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Collateral Agent, or to act as separate agent or agents on behalf of the Finance Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Collateral Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 7.01). Notwithstanding any such appointment but only to the extent not inconsistent with such legal requirements or, in the reasonable judgment of the Collateral Agent, not unduly burdensome to it or any such co-agent, each Loan Party shall, so long as no Event of Default shall have occurred and be continuing, be entitled to deal solely and directly with the Collateral Agent rather than any such co-agent in connection with the Collateral Agent’s rights and obligations under this Agreement.

Section 7.03 Appointment of Sub-Agents. The Collateral Agent shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Shares, Pledged LLC Interests, Pledged Partnership Interests and Pledged Notes, which may be held (in the discretion of the Collateral Agent) in the name of the relevant Loan Party, indorsed or assigned in blank or in favor of the Collateral Agent or any nominee or custodian of the Collateral Agent or a sub-agent appointed by the Collateral Agent.

ARTICLE VIII

MISCELLANEOUS

Section 8.01 Notices.

(a) Unless otherwise expressly provided herein, all notices, and other communications provided for hereunder shall be in writing (including by facsimile transmission) and mailed, faxed or delivered, to the address, facsimile number or (subject to subsection (b) below) electronic mail address specified for notices: (i) in the case of any Subsidiary Guarantor, as set forth in Section 5.01 of the Guaranty; (ii) in the case of Holdings, the Borrower, the Administrative Agent or any Lender, as specified in or pursuant to Section 10.02 of the Credit

Agreement; (iii) in the case of the Collateral Agent, as set forth in the signature pages hereto; (iv) in the case of any Swap Creditor as set forth in any applicable Swap Agreement; or (v) in the case of any party, at such other address as shall be designated by such party in a notice to the Collateral Agent and each other party hereto. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of: (i) actual receipt by the intended recipient and (ii) (A) if delivered by hand or by courier, when signed for by the intended recipient; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile transmission, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of subsection (b) below), when delivered. Rejection or refusal to accept, or the inability to deliver because of a changed address of which no notice was given, shall not affect the validity of notice given in accordance with this Section.

(b) Except as expressly provided herein or as may be agreed by the Administrative Agent in its sole discretion, electronic mail and internet and intranet websites may be used only to distribute routine communications, such as financial statements and other information, and to distribute Finance Documents for execution by the parties thereto, to distribute executed Loan Documents in Adobe PDF format and may not be used for any other purpose.

Section 8.02 No Waivers; Non-Exclusive Remedies. No failure or delay on the part of the Collateral Agent or any Finance Party to exercise, no course of dealing with respect to, and no delay in exercising, any right, power or privilege under this Agreement or any other Finance Document or any other document or agreement contemplated hereby or thereby and no course of dealing between the Collateral Agent or any Finance Party and any of the Loan Parties shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege hereunder or under any Finance Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein and in the other Finance Documents are cumulative and are not exclusive of any other remedies provided by Law. Without limiting the foregoing, nothing in this Agreement shall impair the right of any Finance Party to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of any Loan Party other than its indebtedness under the Finance Documents. Each Loan Party agrees, to the fullest extent it may effectively do so under applicable Law, that any holder, as to which the identity is disclosed, of a participation in a Finance Obligation, whether or not acquired pursuant to the terms of any applicable Finance Document, may exercise rights of set-off or counterclaim or other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Loan Party in the amount of such participation.

Section 8.03 Compensation and Expenses of the Collateral Agent; Indemnification.

(a) Expenses and Indemnification. The Loan Parties agree that the Administrative Agent and Collateral Agent are each entitled to (i) reimbursement of its expenses incurred hereunder and (ii) certain indemnifications, each as provided for in Section 10.04 of the Credit Agreement.

(b) Protection of Collateral. If any Loan Party fails to comply with the provisions of any Finance Document, such that the value of any Collateral or the validity, perfection, rank or value of the Security Interest is thereby materially diminished or potentially diminished or put at material risk, the Collateral Agent may, but shall not be required to, effect such compliance on behalf of such Loan Party, and the Loan Parties shall reimburse the Collateral Agent for the out-of-pocket costs thereof within ten (10) Business Days of demand. Any and all excise, property, sales and use taxes imposed by any state, federal or local authority on any of the Collateral, or in respect of periodic appraisals of the Collateral, or in respect of the sale or other disposition thereof shall be borne and paid by the Loan Parties. If any Loan Party fails to promptly pay any portion thereof when due, the Collateral Agent may, at its option, but shall not be required to, pay the same and charge the Loan Parties’ account therefor, and the Loan Parties agree to reimburse the Collateral Agent therefor on demand. All sums so paid or incurred by the Collateral Agent for any of the foregoing and any and all other sums for which any Loan Party may become liable hereunder and all costs and expenses (including attorneys’ fees, legal expenses and court costs) reasonably incurred by the Collateral Agent in enforcing or protecting the Security Interest or any of its rights or remedies under this Agreement, shall, together with interest thereon until paid at the rate applicable to Revolving Loans, be additional Finance Obligations hereunder.

(c) Contribution. If and to the extent that the obligations of any Loan Party under this Section 8.03 are unenforceable for any reason, each Loan Party hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable Law.

(d) Expenses. Notwithstanding anything to the contrary herein, the Loan Parties shall not be required to pay the fees and expenses of third party advisors to the Administrative Agent or Collateral Agent (which shall not include counsel) retained without consent of the applicable Loan Party (such consent not to be unreasonably withheld or delayed) or more than one counsel (plus local and special counsel)

Section 8.04 Enforcement. The Finance Parties agree that this Agreement may be enforced only by the action of the Collateral Agent, acting upon the instructions of the Required Lenders (or, after all Credit Obligations (other than contingent indemnification obligations) have been paid in full and all Commitments with respect thereto terminated, the applicable number or percentage of holders of Swap Obligations) and that no other Finance Party shall have any right individually to seek to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Finance Parties upon the terms of this Agreement and the other Finance Documents.

Section 8.05 Amendments and Waivers. Any provision of this Agreement may be amended, changed, discharged, terminated or waived if, but only if, such amendment or waiver is in writing and is signed by each Loan Party directly affected by such amendment, change, discharge, termination or waiver (it being understood that the addition or release of any

Loan Party hereunder shall not constitute an amendment, change, discharge, termination or waiver affecting any Loan Party other than the Loan Party so added or released) and (i) the Collateral Agent (with the consent of the Required Lenders to the extent required by Section 10.01 of the Credit Agreement, or such lesser amount of the Lenders as may be specified therein), at all times prior to the time on which all Credit Obligations have been paid in full (other than contingent indemnification obligations) and all Commitments with respect thereto have been terminated or (ii) the holders of all Swap Obligations then outstanding, at all times after the time which the Credit Obligations have been paid in full (other than contingent indemnification obligations) and all Commitments with respect thereto have been terminated; provided, however, that no such amendment, change, discharge, termination or waiver shall be made to Section 6.08 hereof or this Section 8.05 without the consent of each Finance Party adversely affected thereby except to the extent expressly provided in the Credit Agreement; provided further, that no consent shall be required in connection with any automatic termination or release in accordance with Section 8.11 hereof.

Section 8.06 Successors and Assigns. This Agreement shall be binding upon each of the parties hereto and inure to the benefit of the Collateral Agent and the Finance Parties and their respective successors and permitted assigns. In the event of an assignment of all or any of the Finance Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. No Loan Party shall assign or delegate any of its rights and duties hereunder without the prior written consent of the Required Lenders or all of the Lenders as provided in Section 10.01 of the Credit Agreement.

Section 8.07 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTIONS OTHER THAN NEW YORK ARE GOVERNED BY THE LAWS OF SUCH JURISDICTIONS.

Section 8.08 Limitation of Law; Severability.

(a) All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of Law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of Law which may be controlling and be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable Law.

(b) If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by Law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the Finance Parties in order to carry out the intentions of the parties hereto as nearly as may be possible, and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provisions in any other jurisdiction.

Section 8.09 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective with respect to each Loan Party when the Collateral Agent shall receive counterparts hereof executed by itself and such Loan Party. This Agreement may be transmitted and/or signed by facsimile or Adobe PDF file and if so transmitted or signed, shall, subject to requirements of Law, have the same force and effect as a manually signed original and shall be binding on the Loan Parties and the Collateral Agent.

Section 8.10 Additional Loan Parties. It is understood and agreed that any Subsidiary of Holdings that is required by any Loan Document to execute a counterpart of this Agreement after the date hereof shall automatically become a Loan Party hereunder with the same force and effect as if originally named as a Loan Party hereunder by executing an Accession Agreement or other form reasonably acceptable to such Subsidiary and the Collateral Agent. Concurrently with the execution and delivery of such instrument of accession or joinder, such Subsidiary shall take all such actions and deliver to the Collateral Agent all such documents and agreements as such Subsidiary would have been required to deliver to the Collateral Agent on or prior to the date of this Agreement had such Subsidiary been a party hereto on the date of this Agreement. Such additional materials shall include, among other things, supplements to Schedules I, II, III and IV hereto (which Schedules shall thereupon automatically be amended and supplemented to include all information contained in such supplements) such that, after giving effect to the joinder of such Subsidiary, each of Schedules I, II, III and IV hereto is true, complete and correct with respect to such Subsidiary as of the effective date of such accession or joinder. The execution and delivery of any such instrument of accession or joinder, and the amendment and supplementation of the Schedules hereto as provided in the immediately preceding sentence, shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

Section 8.11 Termination; Release of Loan Parties.

(a) Upon the Discharge of Senior Finance Obligations (other than contingent indemnification obligations), the Security Interest created hereunder in favor of the Collateral Agent shall automatically terminate and be released.

(b) Any Subsidiary that is a Loan Party shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary shall be automatically released upon (i) the consummation of any transaction permitted by the Credit Agreement (or consented to in writing pursuant to Section 10.01 of the Credit Agreement) as a result of which such Subsidiary ceases to be a Subsidiary of Holdings.

(c) Upon any sale, transfer or other disposition by any Loan Party (other than to another Loan Party) of Collateral that is permitted under the Credit Agreement, or upon the effectiveness of any written consent to the release of Security Interest granted hereby in any

Collateral pursuant to Section 10.01 of the Credit Agreement, the Security Interest of the Collateral Agent in such Collateral and any other security interests granted hereby in such Collateral shall be automatically released.

(d) Upon the termination or release of any Security Interest created hereunder or release of Collateral, the Collateral Agent will, upon request by and at the expense of any Loan Party, execute and deliver to such Loan Party such documents as such Loan Party shall reasonably request to evidence the termination of the Security Interest created hereunder or the release of such Collateral, as the case may be. Any such documents shall be without recourse to or warranty by the Collateral Agent or the Finance Parties. The Collateral Agent shall not have any liability whatsoever to any Finance Party as a result of any release of Collateral by it as permitted by this Section 8.11. Upon any release of Collateral pursuant to this Section 8.11, none of the Finance Parties shall have any continuing right or interest in such Collateral or the Proceeds thereof.

Section 8.12 Entire Agreement. This Agreement and the other Loan Documents and, in the case of the Swap Creditors, the Swap Agreements, constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, and any contemporaneous oral agreements and understandings relating to the subject matter hereof and thereof.

Section 8.13 No Conflict. In the event of conflict between the provisions of the Credit Agreement and this Agreement, the Credit Agreement shall take precedence. In the event of conflict between the provisions of the Security Agreement and this Agreement with respect to the matters contained herein, this Agreement shall take precedence, subject to the preceding sentence.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

LOAN PARTIES:	SBARRO HOLDINGS, LLC, as Holdings

	By:	MidOcean SBR Holdings, LLC its Sole Member

	By:	/s/ Anthony J. Puglisi
Name: Anthony J. Puglisi
Title: President and Chief Financial Officer

MIDOCEAN SBR ACQUISITION CORP., as Borrower prior to the Merger

	By:	/s/ Nicholas McGrane
Name:Nicholas McGrane
Title:Vice President

SBARRO, INC., as Borrower following the Merger

	By:	/s/ Anthony J. Puglisi
Name: Anthony J. Puglisi
Title: Vice President and Chief Financial Officer

COREST MANAGEMENT, INC.

DEMEFAC LEASING CORP.

LARKFIELD EQUIPMENT CORP.

MELVILLE ADVERTISING AGENCY INC.

SBARRO AMERICA, INC.

SBARRO AMERICA PROPERTIES, INC.

SBARRO COMMACK, INC.

SBARRO NEW HYDE PARK, INC.

SBARRO OF LAS VEGAS, INC.

SBARRO OF VIRGINIA, INC.

SBARRO PENNSYLVANIA, INC.

SBARRO PROPERTIES, INC.

SBARRO VENTURE, INC.

SBARRO OF TEXAS, INC.

By:	/s/ Anthony J. Puglisi
Name: Anthony J. Puglisi
Title: President and Chief Financial Officer

SBARRO EXPRESS LLC CARMELA’S, LLC

By:	Sbarro, Inc.
Its:	Sole Member of each company listed above

By:	/s/ Anthony J. Puglisi
Title:	Vice President and Chief Financial Officer

SBARRO BLUE BELL EXPRESS LLC

By:	Sbarro Express LLC
Its:	Sole Member
By: Sbarro, Inc.
Its: Sole Member

By:	/s/ Anthony J. Puglisi
Name: Anthony J. Puglisi
Title: Vice President and Chief Financial Officer

UMBERTO HUNTINGTON, LLC

UMBERTO DEER PARK, LLC

UMBERTO HAUPPAGE, LLC

UMBERTO HICKSVILLE, LLC

UMBERTO SYOSSET, LLC

UMBERTO AT ORLAND, LLC

UMBERTO AT THE SOURCE, LLC

UMBERTO WHITE PLAINS, LLC

MAMA SBARRO’S OF EAST MEADOW, LLC

By:	Sbarro New Hyde Park, Inc.
Its:	Sole Member of each company listed above

By:	/s/ Anthony J. Puglisi
Name: Anthony J. Puglisi
Title: Vice President and Chief Financial Officer

SBARRO OF LONGWOOD, LLC CARMELA’S OF KIRKMAN LLC CARMELA’S OF OCOEE, LLC

By:	Carmelas, LLC
Its:	Sole Member of Each Company listed above
By:	Sbarro, Inc.
Its:	Sole Member

By:	/s/ Anthony J. Puglisi
Name: Anthony J. Puglisi
Title: Vice President and Chief Financial Officer

COLLATERAL AGENT:		BANK OF AMERICA, N.A., as Collateral Agent

	By:	/s/ Kalens Herold
Name: Kalens Herold Title: Assistant Vice Presient

Notice Address:

Principal Office:

Bank of America, N.A. Agency Management Mail Code: NC1-001-15-14 101 N. Tryon Street Charlotte, NC 28255-0001 Attention: Kimberly Crane Telephone: 704-387-5451 Telecopier: 704-409-0901

with a copy to:

Bank of America, N.A. Portfolio Management Mail Code: NC1-001-17-15 101 N. Tryon Street Charlotte, NC 28255-0001 Attention: Alysa Trakas Telephone: 704-387-2640 Telecopier: 704-409-0936

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EXHIBIT A

to

PLEDGE AGREEMENT

Form of Issuer Control Agreement

CONTROL AGREEMENT dated as of [Date] among [LOAN PARTY NAME], [Loan Party Description] (the “Loan Party”), [ISSUER NAME], [Issuer Description] (together with its successors and assigns, the “Issuer”) and BANK OF AMERICA, N.A., as Collateral Agent.

The Loan Party, certain of its affiliates as additional loan parties thereunder and Bank of America, N.A., as Collateral Agent (together with its successor or successors in such capacity, the “Collateral Agent”), have entered into a Pledge Agreement dated as of January 31, 2007(as the same may be amended, modified or supplemented from time to time, the “Pledge Agreement”) in favor of the Collateral Agent.

Capitalized terms defined or otherwise used in the Pledge Agreement, and not otherwise defined herein, have, as used herein, the respective meanings provided for therein.

Under the Pledge Agreement, the Loan Party [will pledge] [has pledged] to the Collateral Agent, and [will grant] [has granted] a security interest in favor of the Collateral Agent in, all right, title and interest of the Loan Party in, to and under [any and all] [65%] (i) Uncertificated Securities, (ii) Partnership Interests and (iii) LLC Interests, in each case issued from time to time by the Issuer, whether now existing or hereafter from time to time acquired by the Loan Party (all of such Uncertificated Securities, Partnership Interests and LLC Interests being herein collectively referred to as the “Pledged Interests”), to secure the payment and performance of the Finance Obligations.

The Loan Party desires that the Issuer enter into this Agreement to perfect the security interest of the Collateral Agent in the Pledged Interests, to vest in the Collateral Agent control of the Pledged Interests and to provide for the rights of the parties under this Control Agreement.

Accordingly, the parties hereto agree as follows:

1. Control by the Collateral Agent. The Loan Party hereby irrevocably agrees that, for so long as this Control Agreement remains in effect, the Collateral Agent shall have exclusive control of the Pledged Interests. In furtherance of such agreement, the Loan Party hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, (i) to comply with any and all instructions (within the meaning of Section 8-102(a)(12) of the UCC) originated by the Collateral Agent regarding any or all of the Pledged Interests without further consent by the Loan Party or any other Person, and (ii) subject to the provisions of Section 2 of this Control Agreement, (A) not to comply with any instructions regarding any or all of the Pledged Interests originated by any Person other than the Collateral Agent or a court of competent jurisdiction and (B) to distribute as instructed by the Collateral Agent all interest, redemptions, distributions, dividends and other payments from time to time paid with respect to any Pledged Interests. In the case of any conflict between any instruction originated by the Collateral Agent and any instruction originated by any other Person, the Issuer shall comply only with the instruction originated by the Collateral Agent.

2. Maintenance of Pledged Interests. In addition to, and not in lieu of, the obligation of the Issuer to honor instructions and entitlement orders as agreed in Section 1 hereof, the Issuer agrees as follows:

(a) Subject to the rights of the Loan Party described herein, the Issuer agrees that, from and after the date hereof, the Pledged Interests shall be under the exclusive dominion and control of the Collateral Agent.

(b) Upon notice by the Collateral Agent, the Issuer shall notify the Loan Party that the Pledged Interests are subject to the sole control of the Collateral Agent and, thereafter, the Issuer will not accept any direction or instructions with respect to the Pledged Interests from any Person other than the Collateral Agent, unless otherwise ordered by a court of competent jurisdiction or receives additional instructions from the Collateral Agent rescinding such notice of sole control.

(c) Until such time as the Issuer receives a notice of sole control delivered by the Collateral Agent in accordance with Section 2(b) above, the Loan Party may exercise all voting rights pertaining to the Pledged Interests.

(d) Until such time as the Issuer receives a notice of sole control delivered by the Collateral Agent in accordance with Section 2(b) above, the Loan Party may direct the Issuer with respect to the distribution of interest, redemptions, distributions, dividends and other payments on Pledged Interests.

(e) All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Loan Party by the Issuer in respect of the Issuer will also be sent to the Collateral Agent at its address referred to in Section 5 below.

3. No Liability of Issuer. This Control Agreement shall not subject the Issuer to any obligation or liability except as expressly set forth herein. In particular, the Issuer need not investigate whether the Collateral Agent is entitled under either or both Pledge Agreements or otherwise to give an instruction or notice of sole control.

4. Representations and Warranties of the Issuer. The Issuer hereby represents and warrants that:

(a) Except for the claims and interests of the Collateral Agent and of the Loan Party in the Pledged Interests, the Issuer does not know of any claim to, or interest in, any Pledged Interests. If any Person asserts any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Pledged Interest, the Issuer will promptly notify the Collateral Agent and the Loan Party thereof.

(b) The security interests of the Collateral Agent in the Pledged Interests have been registered on the books and records of the Issuer.

(c) There are no other agreements entered into between the Issuer and the Loan Party with respect to the Pledged Interests, and the Issuer has not entered into, and until the termination of this Control Agreement will not enter into, any agreement with any other Person relating to the Pledged Interests pursuant to which it has agreed or will agree to comply with instructions originated by such other Person.

(d) This Control Agreement constitutes a valid and binding agreement of the Issuer, enforceable against the Issuer in accordance with its terms.

(e) The pledge by the Loan Party of, and the granting by the Loan Party of a security interest in, the Pledged Interests to the Collateral Agent does not violate the charter, by-laws, partnership agreement, operating agreement or any other agreement governing the Issuer or the Pledged Interests.

(f) The Pledged Interests are fully-paid and with respect to capital stock, nonassessable.

5. Notices. All notices, requests or other communications to any party hereunder shall be in writing (including facsimile transmission, electronic mail or similar writing) and shall be given to such party at the address specified on the signature pages hereof. Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this paragraph and electronic confirmation of receipt is received, (ii) if given by mail, four (4) Business Days after such communication is deposited, certified mail, return receipt requested, in the mails with appropriate first class postage prepaid, addressed as aforesaid, or (iii) if given by other means, when delivered at the address specified in this paragraph. Rejection or refusal to accept, or the inability to deliver because of a changed address of which no notice was given shall not affect the validity of notice given in accordance with this paragraph.

6. Conflict with Other Agreements. In the event of any conflict between this Control Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Control Agreement shall prevail.

7. Amendments and Waivers. Any provision of this Control Agreement may be amended, changed, discharged, terminated or waived if, but only if, such amendment, change, discharge, termination or waiver is in writing and is signed by the Collateral Agent, the Issuer and the Loan Party.

8. Successors and Assigns. This Control Agreement shall be binding upon each of the parties hereto and inure to the benefit of the Collateral Agent, the Finance Parties (as defined in the Pledge Agreement) and their respective successors and permitted assigns. In the event of an assignment of all or any of the Finance Obligations, the rights hereunder, to the extent applicable to the Indebtedness so assigned, may be transferred with such indebtedness in accordance with the Credit Agreement.

9. Governing Law. This Control Agreement shall be governed by and construed in accordance with the Laws of the State of New York, except as otherwise required by mandatory provisions of Law.

10. Severability.

(a) All rights, remedies and powers provided in this Control Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of Law, and all the provisions of this Control Agreement are intended to be subject to all applicable mandatory provisions of Law which may be controlling and be limited to the extent necessary so that they will not render this Control Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable Law.

(b) If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by Law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the Finance Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provisions in any other jurisdiction.

11. Counterparts; Effectiveness. This Control Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Control Agreement shall become effective when the Collateral Agent shall have received counterparts hereof executed by itself, the Issuer and the Loan Party. This Control Agreement may be transmitted and/or signed by facsimile or Adobe PDF file and if so transmitted or signed, shall, subject to requirements of law, have the same force and effect as a manually signed original and shall be binding on the Collateral Agent, the Issuer and the Loan Party.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Control Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

LOAN PARTY:	[LOAN PARTY NAME]

By:
Name:
Title:

[Loan Party Notice Address]

COLLATERAL AGENT:	BANK OF AMERICA, N.A., as Collateral Agent

By:
Name:
Title:

Notice Address:

Principal Office:

Bank of America, N.A. Agency Management Mail Code: NC1-001-15-14 101 N. Tryon Street Charlotte, NC 28255-0001 Attention: Kimberly Crane Telephone: 704-387-5451 Telecopier: 704-409-0901

with a copy to:

Bank of America, N.A. Portfolio Management Mail Code: NC1-001-17-15 101 N. Tryon Street Charlotte, NC 28255-0001 Attention: Alysa Trakas Telephone: 704-387-2640 Telecopier: 704-409-0936

ISSUER:	[ISSUER NAME]

By:
Name:
Title:

[Issuer Notice Address]

EXHIBIT B

to

PLEDGE AGREEMENT

Form of Securities Account Control Agreement

ACCOUNT CONTROL AGREEMENT dated as of [Date] among [LOAN PARTY NAME], [Loan Party Description] (the “Loan Party”), BANK OF AMERICA, N.A., as Collateral Agent and [SECURITIES INTERMEDIARY NAME], [Securities Intermediary Description] (together with its successors and assigns, the “Securities Intermediary”).

The Loan Party, certain of its affiliates as additional loan parties thereunder and Bank of America, N.A., as Collateral Agent (together with its successor or successors in such capacity, the “Collateral Agent”) have entered into a Pledge Agreement dated as of January 31, 2007 (as the same may be amended, modified or supplemented from time to time, the “Pledge Agreement”) in favor of the Collateral Agent.

Capitalized terms defined or otherwise used in the Pledge Agreement, and not otherwise defined herein, have, as used herein, the respective meanings provided for therein.

Under the Pledge Agreement, the Loan Party [will pledge] [has pledged] to the Collateral Agent, and [will grant] [has granted] a security interest in favor of the Collateral Agent in, all right, title and interest of the Loan Party in, to and under (i) securities account number [Account Number] (the “Account”) maintained by the Securities Intermediary for the Loan Party, together with (ii) any and all (A) Security Entitlements, (B) Investment Property and (C) other Financial Assets, in each case from time to time deposited in or credited to the Account (the Account and all of such Security Entitlements, Investment Property and Financial Assets being herein collectively referred to as the “Pledged Interests”) to secure the payment and performance of the Finance Obligations.

The Loan Party desires that the Securities Intermediary enter into this Account Control Agreement to perfect the security interest of the Collateral Agent in the Pledged Interests, to vest in the Collateral Agent control of the Pledged Interests and to provide for the rights of the parties under this Account Control Agreement.

Accordingly, the parties hereto agree as follows:

Section 1. Control by the Collateral Agent. The Loan Party hereby irrevocably agrees that, for so long as this Account Control Agreement remains in effect, the Collateral Agent shall have exclusive control of the Account and all Pledged Interests deposited therein or credited thereto. In furtherance of such agreement, the Loan Party hereby irrevocably authorizes and directs the Securities Intermediary, and the Securities Intermediary hereby agrees, (i) to comply with any and all instructions (within the meaning of Section 8-102(a)(12) of the UCC) and entitlement orders (within the meaning of Section 8-102(a)(8) of the UCC) originated by the Collateral Agent regarding any or all of the Pledged Interests without further consent by the Loan Party or any other Person, and (ii) subject to the provisions of Section 2 of this Account Control Agreement, (A) not to comply with any instructions or entitlement orders regarding any or all of the Pledged Interests originated by any Person other than the Collateral Agent or a court of competent jurisdiction and (B) to deposit or retain in the Account, or to distribute as otherwise instructed by the Collateral Agent, all interest, redemptions, distributions, dividends and other payments from time to time received or paid with respect to any Pledged Interests deposited in or credited to the Account. In the case of any conflict between any instruction or entitlement order originated by the Collateral Agent and any instruction or entitlement order originated by any other Person, the Securities Intermediary shall comply only with the instruction or entitlement order originated by the Collateral Agent.

Section 2. Maintenance of Account. In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor instructions and entitlement orders as agreed in Section 1 hereof, the Securities Intermediary agrees to maintain the Account as follows:

(a) Maintenance of Account Generally. Subject to the rights of the Loan Party described herein, the Securities Intermediary agrees that, from and after the date it receives a notice from the Collateral Agent pursuant to clause (b) below, the Account shall be under the exclusive dominion and control of the Collateral Agent and all Financial Assets of the Loan Party, whether or not deposited in or credited to the Account, shall be held by the Securities Intermediary solely for the benefit of the Collateral Agent. The Securities Intermediary shall follow its usual operational procedures for the handling of any Financial Assets or other property of the Loan Party received in the Account and shall maintain a record of all Financial Assets or other property received in the Account.

(b) Notice of Sole Control. Upon notice by the Collateral Agent, the Securities Intermediary shall notify the Loan Party that the Account is subject to the sole control of the Collateral Agent and, thereafter, the Securities Intermediary will not accept any direction, instructions or entitlement orders with respect to the Account or the Pledged Interests on deposit therein or credited thereto from any Person other than the Collateral Agent, unless otherwise ordered by a court of competent jurisdiction.

(c) Registration of Securities, Etc. All Securities or other property underlying any Financial Assets deposited in or credited to the Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another Securities Account or Securities Accounts maintained in the name of the Securities Intermediary, and in no case will any Financial Asset deposited in or credited to the Account be registered in the name of the Loan Party, payable to the order of the Loan Party or specially indorsed to the Loan Party, except to the extent the foregoing have been specially indorsed by the Loan Party to the Securities Intermediary or in blank.

(d) Voting Rights. Until such time as the Securities Intermediary receives a notice of sole control delivered by the Collateral Agent in accordance with Section 2(b) above, the Loan Party may direct the Securities Intermediary with respect to the voting of any Pledged Interests deposited in or credited to the Account.

(e) Permitted Investments. Until such time as the Securities Intermediary receives a notice of sole control delivered by the Collateral Agent in accordance with Section 2(b) above, the Loan Party may direct the Securities Intermediary with respect to the selection of Investments to be made in the Account; provided, however, that the Securities Intermediary shall not honor any instruction to purchase any Investments other than those permitted pursuant to Section 7.06 of the Credit Agreement.

(f) Interest and Dividends. Until such time as the Securities Intermediary receives a notice of sole control delivered by the Collateral Agent in accordance with Section 2(b) above, the Loan Party may direct the Securities Intermediary with respect to the retention and/or distribution of interest, redemptions, distributions, dividends and other payments on Pledged Interests deposited in or credited to the Account.

(g) Statements and Confirmations. Copies of all notices, statements of accounts, reports, confirmations, prospectuses, financial statements and other communications concerning the Account and/or any Pledged Interests deposited therein or credited thereto shall be sent by the Securities Intermediary to each of the Loan Party and the Collateral Agent at their respective addresses referred to in Section 7 below.

(h) Tax Reporting. All items of income, gain, expense and loss recognized in the Account shall be reported to the Internal Revenue Service and all state and local taxation authorities under the name and taxpayer identification number of the Loan Party.

Section 3. Financial Assets Election. The Securities Intermediary and each other party hereto hereby agrees that each item of property (whether Investment Property, Financial Asset, Security, Instrument or cash) deposited in or credited to the Account shall constitute a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

Section 4. No Liability of Securities Intermediary. This Account Control Agreement shall not subject the Securities Intermediary to any obligation or liability except as expressly set forth herein. In particular, the Securities Intermediary need not investigate whether the Collateral Agent is entitled under the Pledge Agreement or otherwise to give an entitlement order, instructions or notice of sole control.

Section 5. Subordination of Lien; Waiver of Set-Off. If the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Account or any Pledged Interest deposited therein or credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the Security Interest of the Collateral Agent. The Pledged Interests and other items deposited in or credited to the Account will not be subject to deduction, set-off, banker’s lien or any other right in favor of any other Person other than the Collateral Agent (except that the Securities Intermediary may set off (i) all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Account, (ii) the face amount of any checks which have been credited to the Account but are subsequently returned unpaid because of uncollected or insufficient funds and (iii) the purchase price of any property purchased for the Account).

Section 6. Representations and Warranties of the Securities Intermediary. The Securities Intermediary hereby represents and warrants that:

(a) The Securities Intermediary has established the Account in the name of “Bank of America, N.A., as Collateral Agent”, and the Securities Intermediary shall not change the name or account number of the Account without the prior written consent of the Collateral Agent.

(b) The Account is a “securities account” as defined in Section 8-501(a) of the UCC, and the Securities Intermediary is a “securities intermediary” as defined in Section 8-102(a)(14) of the UCC and is acting in such capacity in connection with the Account and this Account Control Agreement.

(c) Except for the claims and interest of the Collateral Agent and the Loan Party in the Pledged Interests, the Securities Intermediary does not know of any claim to, or interest in, the Account or in any Pledged Interest deposited therein or credited thereto. If any Person asserts any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Account or any Pledged Interest deposited therein or credited thereto, the Securities Intermediary will promptly notify the Collateral Agent and the Loan Party thereof.

(d) There are no other agreements entered into between the Securities Intermediary and the Loan Party with respect to the Account or any Pledged Interest deposited therein or credited thereto, and the Securities Intermediary has not entered into, and until the termination of this Account Control Agreement will not enter into, any agreement with any other Person relating to the Account and/or any Pledged Interests deposited therein or credited thereto pursuant to which it has agreed or will agree to comply with instructions or entitlement orders originated by such other Person.

(e) This Account Control Agreement constitutes a valid and binding agreement of the Securities Intermediary, enforceable against the Securities Intermediary in accordance with its terms.

Section 7. Notices. All notices, requests or other communications to any party hereunder shall be in writing (including facsimile transmission, electronic mail or similar writing) and shall be given to such party at the address specified on the signature pages hereof. Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this paragraph and electronic confirmation of receipt is received, (ii) if given by mail, four (4) Business Days after such communication is deposited, certified mail, return receipt requested, in the mails with appropriate first class postage prepaid, addressed as aforesaid, or (iii) if given by other means, when delivered at the address specified in this paragraph. Rejection or refusal to accept, or the inability to deliver because of a changed address of which no notice was given shall not affect the validity of notice given in accordance with this paragraph.

Section 8. Indemnification of Securities Intermediary. The Loan Party agrees that (i) the Securities Intermediary is released from any and all liabilities to the Loan Party arising from the terms of this Account Control Agreement and the compliance by the Securities Intermediary with the terms hereof, except to the extent that such liabilities arise from the Securities Intermediary’s bad faith, willful misconduct or gross negligence, and (ii) the Loan Party, its successors and permitted assigns shall at all times indemnify the Securities Intermediary, its affiliates and the respective directors, officers, trustees, agents and employees of the foregoing (each an “Indemnitee”) and hold each Indemnitee harmless from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, suits, judgments, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by, imposed on or asserted against such Indemnitee in connection with any investigation or administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Account Control Agreement or in any other way connected with the enforcement of any of the terms hereof, or the preservation of any rights hereunder, or in any way relating to or arising out of the maintenance, delivery, control, acceptance, possession, return or other disposition of the Account or any Pledged Interests on deposit therein or credited thereto, the violation of the Laws of any country, state or other governmental body or unit, or any tort or contract claim; provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee’s own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable judgment or order. In performing its duties hereunder, the Securities Intermediary shall be entitled to rely upon notices and other communications it believes in good faith to have been originated by the appropriate party.

Section 9. Conflicts with Other Agreements. In the event of any conflict between this Account Control Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Account Control Agreement shall prevail.

Section 10. Amendments and Waivers. Any provision of this Account Control Agreement may be amended, modified or waived if, but only if, such amendment or waiver is in writing and is signed by the Loan Party, the Collateral Agent and the Securities Intermediary.

Section 11. Successors and Assigns. This Account Control Agreement shall be binding upon each of the parties hereto and inure to the benefit of the Collateral Agent and the Finance Parties (as defined in the Pledge Agreement) and their respective successors and permitted assigns. In the event of an assignment of all or any of the Finance Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. Notwithstanding the foregoing, the Collateral Agent may assign its rights hereunder only with the express written consent of the Securities Intermediary and by sending written notice of such assignment to the Loan Party.

Section 12. Governing Law. This Account Control Agreement shall be governed by and construed in accordance with the Laws of the State of New York, except as otherwise required by mandatory provisions of Law. Notwithstanding any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction and the Account (as well as the Security Entitlements related thereto) shall be governed by the Laws of the State of New York.

Section 13. Severability.

(a) All rights, remedies and powers provided in this Account Control Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of Law, and all the provisions of this Account Control Agreement are intended to be subject to all applicable mandatory provisions of Law which may be controlling and be limited to the extent necessary so that they will not render this Account Control Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable Law.

(b) If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by Law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the Finance Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provisions in any other jurisdiction.

Section 14. Counterparts; Effectiveness. This Account Control Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Account Control Agreement shall become effective when the Collateral Agent shall receive counterparts hereof executed by them, the Securities Intermediary and the Loan Party.

Section 15. Termination. Except as hereinafter set forth, the obligations of the Securities Intermediary to the Collateral Agent pursuant to this Account Control Agreement shall continue in effect until the Security Interests of the Collateral Agent in the Account have been terminated pursuant to the terms of the Pledge Agreement and the Collateral Agent has notified the Securities Intermediary of such termination in writing. The Collateral Agent agrees to provide such notice of termination upon the request of the Loan Party on or after the termination of the Collateral Agent’s Security Interests in the Account pursuant to the terms of the Pledge Agreement. The Securities Intermediary may terminate this Account Control Agreement only upon 30 days’ notice to the Collateral Agent, by canceling the Account and transferring all funds, if any, deposited in or credited to the Account to another Securities Account with another securities intermediary to be designated by the Collateral Agent. After any such termination, the Securities Intermediary shall nonetheless be obligated promptly to transfer to such other securities intermediary anything from time to time received in the Account. The termination of this Account Control Agreement shall not terminate the Account or alter the obligations of the Securities Intermediary to the Loan Party pursuant to any other agreement with respect to the Account.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

LOAN PARTIES:	[LOAN PARTY NAME]

By:
Name:
Title:

[Loan Parties Notice Address(es)]

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COLLATERAL AGENT:	BANK OF AMERICA, N.A., as Collateral Agent

By:
Name:
Title:

Notice Address:

Principal Office:

Bank of America, N.A. Agency Management Mail Code: NC1-001-15-14 101 N. Tryon Street Charlotte, NC 28255-0001 Attention: Kimberly Crane Telephone: 704-387-5451 Telecopier: 704-409-0901

with a copy to:

Bank of America, N.A. Portfolio Management Mail Code: NC1-001-17-15 101 N. Tryon Street Charlotte, NC 28255-0001 Attention: Alysa Trakas Telephone: 704-387-2640 Telecopier: 704-409-0936

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SECURITIES INTERMEDIARY:	[SECURITIES INTERMEDIARY NAME]

By:
Name:
Title:

[Securities Intermediary Notice Address]

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